UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2008

VAXGEN, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	0-26483	94-3236309
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

Note Repurchase Agreements

On July 1, 2008, VaxGen Inc. (“VaxGen”) entered into a Note Repurchase Agreement (the “Alexandra Agreement”) with Alexandra Global Master Fund Ltd. (“Alexandra”), as amended on July 7, 2008 (the “Amendment”), whereby VaxGen agreed to repurchase two of its 5 1/2% convertible senior subordinated notes due April 2010 (“Notes”) in an aggregate principal amount of $11,000,000 at a purchase price of $9,020,000, plus accrued interest of $163,013.35, based on an assumed settlement date of July 8, 2008.

On July 3, 2008, VaxGen entered into Note Repurchase Agreements with Whitebox Convertible Arbitrage Partners, LP (the “Whitebox Agreement”) and Guggenheim Portfolio Company XXXI, LLC (the “Guggenheim Agreement”). Pursuant to the Whitebox Agreement, VaxGen agreed to repurchase its Notes in the principal amount of $8,350,000 at a purchase price of $6,847,000, plus accrued interest of $123,741.93, based on an assumed settlement date of July 8, 2008. Pursuant to the Guggenheim Agreement, VaxGen agreed to repurchase its Note in the principal amount of $650,000 at a purchase price of $533,000, plus accrued interest of $9,633.07, based on an assumed settlement date of July 8, 2008.

VaxGen has not initiated any broader effort to repurchase or restructure its remaining Notes.

The Alexandra Agreement, the Amendment, the Whitebox Agreement, and the Guggenheim Agreement are attached to this report as Exhibit 10.1, 10.2, 10.3, and 10.4, respectively (the “Agreements”). The foregoing descriptions are qualified in their entirety by reference to the full text of the Agreements.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

10.1	Note Repurchase Agreement, dated July 1, 2008, by and between VaxGen, Inc. and Alexandra Global Master Fund Ltd.

10.2	Amendment No. 1 to Note Repurchase Agreement, dated July 7, 2008 by and between Alexandra Global Master Fund Ltd. and VaxGen, Inc.

10.3	Note Repurchase Agreement, dated July 3, 2008, by and between VaxGen, Inc. and Whitebox Convertible Arbitrage Partners, LP

10.4	Note Repurchase Agreement, dated July 3, 2008, by and between VaxGen, Inc. and Guggenheim Portfolio Company XXXI, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc.
(Registrant)

Dated: July 8, 2008

By: /s/
James P. Panek
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Note Repurchase Agreement, dated July 1, 2008, by and between VaxGen, Inc. and Alexandra Global Master Fund Ltd.

10.2	Amendment No. 1 to Note Repurchase Agreement, dated July 7, 2008 by and between Alexandra Global Master Fund Ltd. and VaxGen, Inc.

10.3	Note Repurchase Agreement, dated July 3, 2008, by and between VaxGen, Inc. and Whitebox Convertible Arbitrage Partners, LP

10.4	Note Repurchase Agreement, dated July 3, 2008, by and between VaxGen, Inc. and Guggenheim Portfolio Company XXXI, LLC